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                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     The undersigned chief executive officer of the Registrant does hereby certify that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, as amended, and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Registrant at the dates and for the periods shown in such report.

May 13, 2003                                   /s/ PAUL R. DUPEE, JR.
                                               ----------------------
   Date                                            Paul R. Dupee, Jr.,
                                               Chief Executive Officer